Inventories, net	12 Months Ended
Dec. 31, 2025
Inventory Disclosure [Abstract]
Inventories, net

Note 9 — Inventories, net

Inventories, net consist of the following:

	December 31, 2024	December 31, 2025	December 31, 2025
	RMB	RMB	USD
Raw materials	1,539,710	788,957	112,246
Finished goods	76,899	4,483	638
Total	1,616,609	793,440	112,884
Less: Inventory allowance	(850,926)	(675,697)	(96,132)
Inventories, net	765,683	117,743	16,752

The Company evaluates inventory for impairment on a regular basis. In determining net realizable value, management considers various factors, including inventory age, historical usage and sales patterns, current market conditions, technological obsolescence, and future demand.

Given the rapid technological advancements and short product life cycles in the integrated circuit industry, inventory is subject to a higher risk of obsolescence. As such, the Company applies an aging-based approach to assess inventory impairment, whereby provision rates increase with the age of the inventory.

The Company’s impairment assessment is based on historical experience and management’s expectations of future market conditions. Compared with industry peers, the Company applies relatively conservative provision rates, particularly for inventory aged over one year.

For the year ended December 31, 2025, the Company recorded a net reversal of inventory write-down of RMB 175,229 (2024: write-down of RMB 674,467), which is included in cost of sales. Management believes that the inventory balances are stated at the lower of cost and net realizable value as of December 31, 2025.